UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On February 29, 2012, New Enterprise Stone & Lime Co., Inc. (the “Company”) commenced an offer (the “Offer”) of $250 million in aggregate principal amount of a new series of its Senior Secured Notes due 2018 (the “New Notes”).  In connection with the Offer, the Company intends to enter into a new $170 million asset-based revolving loan facility (the “ABL Facility”).  The New Notes will be secured, subject to certain permitted liens and except for certain excluded assets, by first priority-liens on substantially all of the Company’s personal property (other than assets securing the ABL Facility on a first-priority basis), including all of the equity interests of the subsidiary guarantors of the New Notes, by first-priority liens on certain owned and leased real property and by second-priority liens on the Company’s accounts receivable, inventory and deposit accounts and certain related assets and real property that will secure the new ABL Facility on a first-priority lien basis.  The New Notes to be offered will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Company intends to use the gross proceeds from the Offer and certain borrowings under its new ABL Facility to repay all outstanding indebtedness under its existing senior secured credit facilities and certain other debt, terminate each such indebtedness and pay all fees and expenses associated with the Offer and these refinancing transactions.

The financial statements of the Company as of February 28, 2011 and February 28, 2010 and for each of the three years ended February 28, 2011 (the “Consolidated Financial Statements”) are attached as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated herein by reference. This Current Report on Form 8-K and the exhibit hereto provide information in footnote 2 of the Company’s Consolidated Financial Statements relating to the maturity of, and covenants  set forth in, the Company’s existing senior credit facility and the proposed sale of the New Notes to refinance the credit facility.  The revision did not otherwise impact the consolidated balance sheets, consolidated statements of operations or consolidated statements of cash flows of the Company set forth in the Consolidated Financial Statements. “

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits

d) Exhibits.

No.	Description

99.1	Financial Statements.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Financial Officer, and Secretary

Date: February 29, 2012

EXHIBIT INDEX

No.	Description

99.1	Financial Statements.